UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2004

THE MEN’S WEARHOUSE, INC.

(Exact name of Registrant as specified in charter)

Texas (State or other jurisdiction of Incorporation)	1-16097 (Commission File Number)	74-1790172 (I.R.S. Employer Identification No.)

5803 Glenmont Drive Houston, Texas (Address of principal executive offices)	77081-1701 (Zip Code)

Registrant’s telephone number, including area code: (713) 592-7200

ITEM 7. Financial Statements And Exhibits.
ITEM 12. Results of Operations and Financial Condition.
SIGNATURES
Press Release - Reports Earnings for 2nd Quarter

ITEM 7. Financial Statements And Exhibits.

     (c) Exhibits.

     99.1          Press Release of The Men’s Wearhouse, Inc. (the “Company”) dated August 18, 2004.

ITEM 12. Results of Operations and Financial Condition.

     On August 18, 2004, the Company issued a press release reporting its earnings results for the second quarter and six months ended July 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this report is furnished under Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEN’S WEARHOUSE, INC. (Registrant)
Date: August 18, 2004	By:	/s/ Neill P. Davis
Neill P. Davis
Executive Vice President, Chief Financial Officer and Principal Financial Officer

INDEX TO EXHIBITS

Number	Exhibit
99.1	Press Release of The Men’s Wearhouse, Inc. dated August 18, 2004.